INDEPENDENT AUDITORS' CONSENT


The Board of Directors
ImClone Systems Incorporated:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                   /s/ KPMG Peat Marwick LLP
                                                   ---------------------------
                                                       KPMG PEAT MARWICK LLP



New York, New York
February 25, 1997